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                       Supplement dated September 1, 1997
                            to the Prospectus of the
                   Flag Investors Telephone Income Fund, Inc.
                     (Class A and Class B) dated May 1, 1997

         The following information updates and supersedes the information contained in each Prospectus of the Flag Investors Telephone Income Fund, Inc. (the "Fund"):

         On September 1, 1997, Alex. Brown Incorporated ("Alex. Brown") and Bankers Trust New York Corporation ("Bankers Trust") consummated an Agreement and Plan of Merger (the "Merger") under which Alex. Brown merged with and into a subsidiary of Bankers Trust. Pursuant to the Merger, Investment Company Capital Corp. ("ICC"), the Fund's investment advisor, and Alex. Brown Investment Management ("ABIM"), the Fund's sub-advisor, each became indirect subsidiaries of Bankers Trust. At a Special Meeting of Shareholders of the Fund ("Special Meeting") held on August 14, 1997, shareholders of the Fund approved a new investment advisory agreement and a new sub-advisory agreement pursuant to which ICC and ABIM, respectively, will continue to provide services to the Fund under substantially the same terms as before.

         Alex. Brown & Sons Incorporated, formerly the Fund's distributor, will continue business operations after the Merger as part of BT Alex. Brown Incorporated, a renamed Bankers Trust subsidiary. In that capacity it will continue to provide shareholder services to its customers who are shareholders of the Fund. However, to comply with applicable banking regulations, the Fund has engaged ICC Distributors, Inc. ("ICC Distributors") to provide distribution services to the Fund. ICC Distributors is not affiliated with ICC or ABIM. The principal business address of ICC Distributors is P.O. Box 7558, Portland, Maine 04101.

         In addition, the Board has approved Bankers Trust Company, a subsidiary of Bankers Trust and an affiliate of the Fund, as the Fund's custodian and it is currently anticipated that Bankers Trust Company will provide custodial services to the Fund effective September 22, 1997.

         In addition, effective September 1, 1997 certain changes in the Fund's Directors and officers were effected primarily for the purpose of complying with bank regulatory requirements. Charles W. Cole, Jr. retired as Director of the Fund. Harry Woolf has been appointed President of the Fund and Amy M. Olmert has been appointed Secretary of the Fund. Bruce E. Behrens and Liam D. Burke have resigned as President and Executive Vice-President of the Fund, respectively, but each continues in his role as portfolio manager for the Fund. In addition,
J. Dorsey Brown III has resigned as Executive Vice President of the Fund, Hobart
C. Buppert, II, Lee S. Owen, Edward J. Veilleux, and Gary V. Fearnow have resigned as Vice Presidents of the Fund, and Scott J. Liotta has resigned as Vice President and Secretary of the Fund.


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